THIS INSTRUMENT CONSTITUTES, AMONG OTHER THINGS, AN AMENDMENT TO A SECURITY AGREEMENT WHICH CREATED A SECURITY INTEREST IN PERSONAL PROPERTY


               DOMINGUEZ WATER CORPORATION


                          TO

          CHASE MANHATTAN BANK AND TRUST COMPANY,
                  NATIONAL ASSOCIATION

                       TRUSTEE


           TWELFTH SUPPLEMENTAL TRUST INDENTURE


              DATED AS OF DECEMBER 1, 1997


  CREATING FIRST MORTGAGE SERIES K 6.94% BONDS DUE 2012

          THIS TWELFTH SUPPLEMENTAL TRUST INDENTURE (the "TWELFTH SUPPLEMENTAL TRUST INDENTURE"), is made and entered into as of the 1st day of December, 1997, by and between DOMINGUEZ WATER CORPORATION, a corporation organized and existing under the laws of the State of California (hereinafter called the "CORPORATION"), and CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL ASSOCIATION (hereinafter called the "TRUSTEE"), with reference to the following recitals:

                            RECITALS

          WHEREAS, by that certain Trust Indenture dated as of August 1, 1954 (hereinafter referred to as the "ORIGINAL INDENTURE") between the Corporation and Title Insurance and Trust Company (the "FORMER TRUSTEE"), which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on October 8, 1954, in Book 45791, Page 1, Official Records of said County, the Corporation created its First Mortgage Series A 3-3/4% Bonds of 1954 (hereinafter called the "SERIES A BONDS"), and also granted, bargained, sold, released, conveyed, confirmed, assigned, transferred, pledged and set over unto the Former Trustee certain of its properties, real and personal, in order, INTER ALIA, to secure the payment of the principal of, and premium (if any) and interest on, all bonds at any time issued and outstanding under the Original Indenture and all indentures supplemental thereto (said Original Indenture and all indentures supplemental thereto, including this Twelfth Supplemental Trust Indenture, being hereinafter referred to collectively as the "INDENTURE"), all upon the terms, conditions and trusts therein specified; and

          WHEREAS, there was issued under the Original Indenture One Million Dollars ($1,000,000) principal amount of Series A Bonds, none of which is outstanding on the date hereof; and

          WHEREAS, by that certain First Supplemental Trust Indenture dated as of August 1, 1956 (hereinafter referred to as the "FIRST SUPPLEMENTAL TRUST INDENTURE"), between the Corporation and the Former Trustee, which was recorded in the Office of the County

Recorder of the County of Los Angeles, State of California, on August 1, 1956, in Book 51901, Page 374, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture and created its First Mortgage Series B 4% Bonds of 1976 (hereinafter called the "SERIES B BONDS"), and there was issued under the First Supplemental Trust Indenture Five Hundred Thousand Dollars ($500,000) principal amount of Series B Bonds, none of which is outstanding on the date hereof; and

          WHEREAS, by that certain Second Supplemental Trust Indenture dated as of August 1, 1958 (hereinafter referred to as the "SECOND SUPPLEMENTAL TRUST INDENTURE"), between the Corporation and the Former Trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on August 7, 1958, in Book D-179, Page 936, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture, as theretofore modified, amended and supplemented, and created its First Mortgage Series C 5% Bonds of 1978 (hereinafter called the "SERIES C BONDS"), and there was issued under the Second Supplemental Trust Indenture Seven Hundred Thousand Dollars ($700,000) principal amount of Series C Bonds, none of which is outstanding on the date hereof; and

          WHEREAS, by that certain Third Supplemental Trust Indenture dated as of May 1, 1961 (hereinafter referred to as the "THIRD SUPPLEMENTAL TRUST INDENTURE"), between the Corporation and the Former Trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on August 2, 1961, in Book S-942, Page 305, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture, as theretofore modified, amended and supplemented, and created its First Mortgage Series D, 5-1/2% Bonds of 1981 (hereinafter called the "SERIES D BONDS"), and there was issued under the Third Supplemental Trust Indenture Seven Hundred and Fifty Thousand Dollars ($750,000) principal amount of Series D Bonds, none of which is outstanding on the date hereof; and

          WHEREAS, by that certain Fourth Supplemental Trust Indenture dated as of

March 1, 1962 (hereinafter referred to as the "FOURTH SUPPLEMENTAL TRUST INDENTURE"), between the Corporation and the Former Trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles State of California, on May 22, 1962, in Book D-1622, Page 826, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture, as theretofore modified, amended and supplemented; and

          WHEREAS, by that certain Fifth Supplemental Trust Indenture dated as of August 1, 1966 (hereinafter referred to as the "FIFTH SUPPLEMENTAL TRUST INDENTURE"), between the Corporation and the Former Trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on October 17, 1966, as Instrument No. 160, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture, as theretofore modified, amended and supplemented, and created its First Mortgage Series E 6-1/8% Bonds of 1986 (hereinafter called the "SERIES E BONDS"), and there was issued under the Fifth Supplemental Trust Indenture One Million Two Hundred Thousand Dollars ($1,200,000) principal amount of Series E Bonds, none of which is outstanding on the date hereof; and

          WHEREAS, by that certain Sixth Supplemental Trust Indenture dated as of May 1, 1972 (hereinafter referred to as the "SIXTH SUPPLEMENTAL TRUST INDENTURE"), between the Corporation and the Former Trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on July 21, 1972, as Instrument No. 856, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture, as theretofore modified, amended and supplemented, and created its First Mortgage Series F 8% Bonds of 1997 (hereinafter called the "SERIES F BONDS"), and there was issued under the Sixth Supplemental Trust Indenture One Million Two Hundred Thousand Dollars ($1,200,000) principal amount of Series F Bonds, none of which is outstanding at the date hereof; and

          WHEREAS, by that certain Seventh Supplemental Trust Indenture dated as of November 1, 1975 (hereinafter referred to as the "SEVENTH SUPPLEMENTAL TRUST

INDENTURE"), between the Corporation and the Former Trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on December 2, 1975 as Instrument No. 2557, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture, as theretofore modified, amended and supplemented, and created its First Mortgage Series G 10% Bonds of 1995 (hereinafter called the "SERIES G BONDS"), and there was issued under the Seventh Supplemental Trust Indenture One Million Six Hundred Thousand Dollars ($1,600,000) principal amount of Series G Bonds, none of which is outstanding at the date hereof; and

          WHEREAS, by that certain Eighth Supplemental Trust Indenture dated as of August 1, 1978 (hereinafter referred to as the "EIGHTH SUPPLEMENTAL TRUST INDENTURE"), between the Corporation and the Former Trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on August 31, 1978 as Instrument No. 78-964382, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture, as theretofore modified, amended and supplemented, and created its First Mortgage Series H 9-3/8% Bonds of 1998 (hereinafter called the "SERIES H BONDS"), and there was issued under the Eighth Supplemental Trust Indenture Two Million Dollars ($2,000,000) principal amount of Series H Bonds, none of which is outstanding at the date hereof; and

          WHEREAS, by that certain Ninth Supplemental Trust Indenture dated as of September 20, 1982 (hereinafter referred to as the "NINTH SUPPLEMENTAL TRUST INDENTURE"), between the Corporation and the Former Trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on September 30, 1982 as Instrument No. 82-988617, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture, as theretofore modified, amended and supplemented, and created its First Mortgage Series I 16-3/4% Bonds of 1992 (hereinafter called the "SERIES I BONDS"), and there was issued under the Ninth Supplemental Trust Indenture One Million Five Hundred Thousand Dollars ($1,500,000) principal amount of Series I Bonds, none of which is outstanding on the date hereof; and

          WHEREAS, by that certain Tenth Supplemental Trust Indenture dated as of March 9, 1990 (hereinafter referred to as the "TENTH SUPPLEMENTAL TRUST INDENTURE"), between the Corporation and Manufacturers Hanover Trust Company of California as trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on July 24, 1990 as Instrument No. 90-1281215, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture, as theretofore modified, amended and supplemented; and

          WHEREAS, by that certain Eleventh Supplemental Trust Indenture dated as of December 8, 1992 (hereinafter referred to as the "ELEVENTH SUPPLEMENTAL TRUST INDENTURE"), between the Corporation and Chemical Trust Company of California, as trustee, which was recorded in the Office of the County Recorder of the County of Los Angeles, State of California, on December 9, 1992 as Instrument No. 92-2313010, Official Records of said County, the Corporation modified and amended certain provisions of the Original Indenture, as theretofore modified, amended and supplemented and created its First Mortgage Series J 8.86% Bonds of 2023 (hereinafter called the "SERIES J BONDS"), and there has been issued under the Eleventh Supplemental Trust Indenture Four Million Dollars ($4,000,000) principal amount of Series J Bonds, all of which is outstanding on the date hereof; and

          WHEREAS, the Corporation desires to issue under the Indenture a new series of Bonds (hereinafter called the "SERIES K BONDS") secured by the Indenture, in the principal amount of Five Million Dollars ($5,000,000), to be designated as "FIRST MORTGAGE SERIES K 6.94% BONDS DUE 2012," which bonds are to mature on December 1, 2012, are to bear interest at the rate of six and ninety-four/100 percent (6.94%) per annum, payable semiannually in arrears on the first days of December and June of each year, commencing on June 1, 1998, and are to be issued as registered bonds without coupons, of the denomination of $100,000 or any integral multiple of $100,000 that the Corporation may execute and deliver, in the manner set forth in Article I of this Twelfth Supplemental

Trust Indenture.

          WHEREAS, Registered Series K Bonds, the assignment of registered Series K Bonds, and the Trustee's Certification of Series K Bonds, are to be in substantially the following forms, respectively, with necessary or appropriate variations, omissions and insertions as permitted or required by the Indenture:

          1. FORM OF REGISTERED SERIES K BONDS. The registered Series K Bonds are to be in substantially the following form, with necessary or appropriate variations, omissions and insertions as permitted or required by the Indenture:

SERIES K

NO. KR-__                                                 $____________


                       DOMINGUEZ WATER CORPORATION
               REGISTERED FIRST MORTGAGE SERIES K 6.94% BONDS
                          DUE DECEMBER 1, 2012

               DOMINGUEZ WATER CORPORATION, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF CALIFORNIA (HEREINAFTER CALLED THE "CORPORATION"), FOR VALUE RECEIVED HEREBY PROMISES TO PAY TO ___________________________________, OR REGISTERED ASSIGNS, ______________
DOLLARS ($___________) IN LAWFUL MONEY OF THE UNITED STATES ON THE FIRST DAY OF DECEMBER, 2012, TOGETHER WITH INTEREST THEREON FROM THE DATE HEREOF AT THE RATE OF SIX AND 94/100 PERCENT (6.94%) PER ANNUM, PAYABLE SEMI-ANNUALLY IN ARREARS IN LIKE LAWFUL MONEY ON THE FIRST DAY OF DECEMBER AND JUNE IN EACH YEAR COMMENCING WITH JUNE, 1998. INTEREST WILL BE COMPUTED ON THE BASIS OF A 360-DAY YEAR OF TWELVE 30-DAY MONTHS.

               THE PRINCIPAL HEREOF AND THE INTEREST ON THIS BOND ARE PAYABLE AT THE PRINCIPAL OFFICE OF CHASE MANHATTAN BANK AND TRUST COMPANY, NATIONAL

ASSOCIATION (HEREINAFTER CALLED THE "TRUSTEE"), WHICH PRINCIPAL OFFICE (HEREINAFTER CALLED THE "PRINCIPAL OFFICE OF THE TRUSTEE") SHALL MEAN THE PRINCIPAL CORPORATE TRUST OFFICE OF THE TRUSTEE DESIGNATED IN WRITING TO THE CORPORATION AND THE REGISTERED HOLDER OF THIS BOND, WHICH PRINCIPAL OFFICE IS CURRENTLY LOCATED AT 101 CALIFORNIA STREET, SUITE 2725, SAN FRANCISCO, CALIFORNIA 94111. INTEREST HEREON SHALL BE PAID ON DECEMBER 1 AND JUNE 1 OF EACH YEAR TO THE REGISTERED HOLDER OF THIS BOND WHO SHALL BE SUCH AT THE CLOSE OF BUSINESS ON THE PREVIOUS NOVEMBER 24 AND MAY 24, RESPECTIVELY. NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS PARAGRAPH TO THE CONTRARY, PAYMENTS OF INTEREST DUE ON THIS BOND AND PAYMENTS OF ALL OR ANY PORTION OF THE PRINCIPAL DUE ON THIS BOND MAY BE PAID BY AGREEMENT OF THE CORPORATION WITH THE REGISTERED HOLDER, BY CHECK MAILED OR WIRE TRANSFER TO THE REGISTERED OWNER WITHOUT PRESENTATION OR SURRENDER THEREOF TO THE TRUSTEE, PROVIDED THAT SUCH AGREEMENT COMPLIES WITH SECTION 1 OF ARTICLE IV OF THE INDENTURE.

               THIS BOND IS ONE OF A SERIES OF REGISTERED BONDS OF SERIES K OF AN AUTHORIZED ISSUE OF BONDS OF THE CORPORATION, DESIGNATED AS ITS "FIRST MORTGAGE SERIES K 6.94% BONDS DUE 2012" OR THE "SERIES K BONDS", ALL ISSUED AND TO BE ISSUED UNDER AND EQUALLY AND RATABLY SECURED BY THAT CERTAIN INDENTURE DATED AS OF AUGUST 1, 1954, AND INDENTURES SUPPLEMENTAL THERETO INCLUDING THE TWELFTH SUPPLEMENTAL TRUST INDENTURE DATED AS OF DECEMBER 1, 1997 (WHICH INSTRUMENTS ARE HEREIN COLLECTIVELY CALLED THE "INDENTURE") UNDER WHICH THE TRUSTEE IS ACTING AS TRUSTEE, TO WHICH INDENTURE REFERENCE IS MADE FOR A DESCRIPTION OF THE PROPERTY MORTGAGED, CONVEYED IN TRUST OR PLEDGED, THE NATURE AND EXTENT OF THE SECURITY, THE RIGHTS OF THE HOLDERS OF ALL BONDS IN RESPECT THEREOF, AND THE TERMS AND CONDITIONS SUBJECT TO WHICH ALL BONDS ISSUED THEREUNDER ARE SECURED AND UPON WHICH ADDITIONAL BONDS HAVING LIKE SECURITY MAY BE ISSUED. THE SERIES K BONDS ARE LIMITED TO AN AGGREGATE AUTHORIZED PRINCIPAL AMOUNT OF FIVE MILLION DOLLARS ($5,000,000).

               THIS BOND IS TRANSFERABLE BY THE REGISTERED HOLDER HEREOF IN PERSON OR BY ITS ATTORNEY DULY AUTHORIZED, AT THE PRINCIPAL OFFICE OF THE TRUSTEE, OR ITS SUCCESSORS IN TRUST, UPON SURRENDER AND CANCELLATION OF THIS BOND, AND THEREUPON ONE OR MORE NEW REGISTERED BONDS, WITHOUT COUPONS, OF THE SAME SERIES AND FOR THE SAME AGGREGATE PRINCIPAL AMOUNT

WILL BE ISSUED TO THE TRANSFEREE IN EXCHANGE THEREFOR AS PROVIDED IN SAID INDENTURE AND ON PAYMENT, IF THE CORPORATION SHALL SO REQUIRE, OF THE CHARGE THEREIN AUTHORIZED.

               THE OUTSTANDING SERIES K BONDS ARE SUBJECT TO REDEMPTION PRIOR TO MATURITY IN WHOLE OR IN PART AT THE OPTION OF THE CORPORATION AT ANY TIME IN THE MANNER AND UPON THE NOTICE PROVIDED IN ARTICLE IV OF THE INDENTURE, AT 100% OF THEIR PRINCIPAL AMOUNT AND ACCRUED INTEREST TO THE DATE OF REDEMPTION, TOGETHER WITH A PREMIUM ON SAID PRINCIPAL AMOUNT SO TO BE REDEEMED. ANY OPTIONAL REDEMPTION OF THE SERIES K BONDS BY THE CORPORATION PURSUANT TO THE FOREGOING PROVISIONS OF THIS PARAGRAPH SHALL BE DEEMED TO BE APPLIED FIRST TO THE AMOUNT OF PRINCIPAL SCHEDULED TO BE PAID ON THE MATURITY DATE AND THEN TO THE REMAINING SCHEDULED PRINCIPAL PAYMENTS IN INVERSE CHRONOLOGICAL ORDER. THE PREMIUM, IF ANY, SHALL BE DETERMINED BY THE CORPORATION AND CONFIRMED BY THE REGISTERED HOLDER OF THIS BOND AND PROVIDED IN WRITING TO THE TRUSTEE AS FOLLOWS:

               (1) IF THE SERIES K BONDS ARE REDEEMED PRIOR TO DECEMBER 1, 2009, THE PREMIUM PAYABLE SHALL BE THE MAKE-WHOLE AMOUNT DETERMINED AS OF FIVE BUSINESS DAYS PRIOR TO THE DATE OF SUCH REDEMPTION. IN CALCULATING THE MAKE-WHOLE AMOUNT, THE FOLLOWING TERMS SHALL HAVE THE MEANINGS SET FORTH:

                    "MAKE-WHOLE AMOUNT" SHALL MEAN IN CONNECTION WITH ANY REDEMPTION OF THE SERIES K BONDS THE EXCESS, IF ANY, OF (a) THE AGGREGATE PRESENT VALUE AS OF THE DATE OF SUCH REDEMPTION OF EACH DOLLAR OF PRINCIPAL BEING REDEEMED (TAKING INTO ACCOUNT THE APPLICATION OF SUCH REDEMPTION REQUIRED BY THE PRECEDING PROVISIONS OF THIS PARAGRAPH) AND THE AMOUNT OF INTEREST (EXCLUSIVE OF INTEREST ACCRUED TO THE DATE OF REDEMPTION) THAT WOULD HAVE BEEN PAYABLE IN RESPECT OF SUCH DOLLAR IF SUCH REDEMPTION HAD NOT BEEN MADE, DETERMINED BY DISCOUNTING SUCH AMOUNTS ON A SEMIANNUAL BASIS AT THE REINVESTMENT RATE FROM THE RESPECTIVE DATES ON WHICH THEY WOULD HAVE BEEN PAYABLE, OVER (b) 100% OF THE PRINCIPAL AMOUNT OF THE OUTSTANDING SERIES K BONDS BEING REDEEMED. IF THE REINVESTMENT RATE IS EQUAL TO OR HIGHER THAN 6.94%, THE MAKE-WHOLE AMOUNT SHALL BE ZERO. FOR PURPOSES OF ANY DETERMINATION OF THE MAKE-WHOLE
          AMOUNT:

                    "REINVESTMENT RATE" SHALL MEAN THE SUM OF 0.25%, PLUS THE
               ARITHMETIC MEAN OF THE YIELDS FOR THE TWO COLUMNS UNDER THE HEADING "WEEK ENDING" PUBLISHED IN THE STATISTICAL RELEASE UNDER THE CAPTION "TREASURY CONSTANT MATURITIES" FOR THE MATURITY (ROUNDED TO THE NEAREST MONTH) CORRESPONDING TO THE WEIGHTED AVERAGE LIFE TO MATURITY OF THE PRINCIPAL BEING REDEEMED (TAKING INTO ACCOUNT THE REQUIRED APPLICATION OF SUCH REDEMPTION). IF NO MATURITY EXACTLY CORRESPONDS TO SUCH WEIGHTED AVERAGE LIFE TO MATURITY, YIELDS FOR THE TWO PUBLISHED MATURITIES MOST CLOSELY CORRESPONDING TO SUCH WEIGHTED AVERAGE LIFE TO MATURITY SHALL BE CALCULATED PURSUANT TO THE IMMEDIATELY PRECEDING SENTENCE AND THE REINVESTMENT RATE SHALL BE INTERPOLATED OR EXTRAPOLATED FROM SUCH YIELDS ON A STRAIGHT-LINE BASIS, ROUNDING IN EACH OF SUCH RELEVANT PERIODS TO THE NEAREST MONTH. FOR THE PURPOSES OF CALCULATING THE REINVESTMENT RATE, THE MOST RECENT STATISTICAL RELEASE PUBLISHED PRIOR TO THE DATE OF DETERMINATION OF THE MAKE-WHOLE AMOUNT SHALL BE USED.

                    "STATISTICAL RELEASE" SHALL MEAN THE THEN MOST RECENTLY
               PUBLISHED STATISTICAL RELEASE DESIGNATED "H.15(519)" OR ANY SUCCESSOR PUBLICATION WHICH IS PUBLISHED WEEKLY BY THE FEDERAL RESERVE SYSTEM AND WHICH ESTABLISHES YIELDS ON ACTIVELY TRADED UNITED STATES GOVERNMENTAL SECURITIES ADJUSTED TO CONSTANT MATURITIES OR, IF SUCH STATISTICAL RELEASE IS NOT PUBLISHED AT THE TIME OF ANY DETERMINATION HEREUNDER, THEN SUCH OTHER REASONABLY COMPARABLE INDEX WHICH SHALL BE DESIGNATED BY THE HOLDERS OF 66-2/3% IN AGGREGATE PRINCIPAL AMOUNT OF THE OUTSTANDING SERIES K BONDS.

                    "WEIGHTED AVERAGE LIFE TO MATURITY" OF THE PRINCIPAL
               AMOUNT OF THE SERIES K BONDS BEING REDEEMED SHALL MEAN, AS OF THE TIME OF ANY DETERMINATION THEREOF, THE NUMBER OF YEARS OBTAINED BY DIVIDING THE THEN REMAINING DOLLAR-YEARS OF SUCH PRINCIPAL BY THE AGGREGATE AMOUNT OF SUCH PRINCIPAL. THE TERM "REMAINING DOLLAR-YEARS" OF SUCH PRINCIPAL SHALL MEAN

               THE AMOUNT OBTAINED BY (1) MULTIPLYING (i) THE REMAINDER OF
               (A) THE AMOUNT OF PRINCIPAL THAT WOULD HAVE BECOME DUE ON EACH SCHEDULED PAYMENT DATE IF SUCH REDEMPTION HAD NOT BEEN MADE, LESS (B) THE AMOUNT OF PRINCIPAL ON THE SERIES K BONDS SCHEDULED TO BECOME DUE ON SUCH DATE AFTER GIVING EFFECT TO THE SUCH REDEMPTION AND THE REQUIRED APPLICATION THEREOF, BY
               (ii) THE NUMBER OF YEARS (CALCULATED TO THE NEAREST ONE-TWELFTH) WHICH WILL ELAPSE BETWEEN THE DATE OF DETERMINATION AND SUCH SCHEDULED PAYMENT DATE, AND (2) TOTALLING THE PRODUCTS OBTAINED IN (1).

               (2) IF THE SERIES K BONDS ARE REDEEMED AT ANY TIME ON OR AFTER DECEMBER 1, 2009, THE PREMIUM SHALL BE THE FOLLOWING PERCENTAGE, AS APPLICABLE, OF THE PRINCIPAL AMOUNT SO REDEEMED:

  1.487% IF REDEEMED ON OR AFTER DECEMBER 1, 2009 AND BEFORE DECEMBER 1, 2010; 0.992% IF REDEEMED ON OR AFTER DECEMBER 1, 2010 AND BEFORE DECEMBER 1, 2011;

AND

  0.496% IF REDEEMED ON OR AFTER DECEMBER 1, 2011 AND BEFORE DECEMBER 1, 2012.

               THE OUTSTANDING SERIES K BONDS ARE SUBJECT TO MANDATORY REDEMPTION, AT PAR AND WITHOUT PREMIUM, THROUGH THE MANDATORY PAYMENTS MADE BY THE CORPORATION TO THE SERIES K SINKING FUND AS PROVIDED IN SECTION 6 OF
ARTICLE I OF THE TWELFTH SUPPLEMENTAL TRUST INDENTURE. THE OUTSTANDING SERIES K BONDS ARE ALSO SUBJECT TO REDEMPTION BY THE CORPORATION, AT PAR AND WITHOUT PREMIUM, IN THE EVENT OF THE CONDEMNATION OF SUBSTANTIALLY ALL OF THE CORPORATION'S PROPERTY IN AN EMINENT DOMAIN PROCEEDING, OR UPON A COURT ORDERED SALE OF SUBSTANTIALLY ALL OF THE CORPORATION'S PROPERTY, THROUGH THE PROCEEDS THEREOF OR OTHERWISE. FURTHER, THE SERIES K BONDS ARE SUBJECT TO REDEMPTION BY THE CORPORATION, AT PAR AND WITHOUT PREMIUM, PURSUANT TO THE SERIES K BONDHOLDER'S RIGHTS TO REQUIRE REPURCHASE SET FORTH IN ARTICLE III OF THE TWELFTH SUPPLEMENTAL TRUST INDENTURE.

               ALL SERIES K BONDS REDEEMED BY THE CORPORATION SHALL BE SO REDEEMED ON

A PRO-RATA BASIS CALCULATED WITH REFERENCE TO THE PRINCIPAL AMOUNT OF THE HOLDINGS THEREOF.

               ALL SERIES K BONDS REDEEMED AS PROVIDED IN THE INDENTURE SHALL BE CANCELLED AND SHALL NOT BE REISSUED.

               IN CASE AN EVENT OF DEFAULT (AS DEFINED IN THE INDENTURE) SHALL OCCUR, THE PRINCIPAL OF THIS BOND IF IT BE THEN OUTSTANDING MAY BE DECLARED AND BECOME DUE AND PAYABLE AS PROVIDED IN THE INDENTURE.

               AS PROVIDED IN THE INDENTURE, THE RIGHTS AND OBLIGATIONS OF THE CORPORATION AND THE HOLDERS OF ALL BONDS ISSUED THEREUNDER, INCLUDING WITHOUT LIMITATION, THE SERIES K BONDS, MAY BE MODIFIED OR ALTERED FROM TIME-TO-TIME BY ANY INDENTURE OR INDENTURES SUPPLEMENTAL THERETO, EXECUTED BY THE CORPORATION AND THE TRUSTEE AND CONSENTED TO BY THE HOLDERS OF THREE-FOURTHS IN PRINCIPAL AMOUNT OF ALL SUCH BONDS OUTSTANDING; PROVIDED, HOWEVER, THAT NO SUCH MODIFICATION OR ALTERATION SHALL BE MADE WHICH WOULD
(i) REDUCE THE PRINCIPAL OF, OR PREMIUM ON, OR THE RATE OF INTEREST ON ANY SUCH BONDS, (ii) POSTPONE THE MATURITY DATE FIXED IN THE INDENTURE OR IN ANY SUCH BONDS OR COUPONS FOR THE PAYMENT OF THE PRINCIPAL OF OR ANY INSTALLMENT OF INTEREST ON ANY SUCH BONDS, (iii) REDUCE THE PERCENTAGE OF THE PRINCIPAL AMOUNTS OF SUCH BONDS, THE CONSENT OF THE HOLDERS OF WHICH IS REQUIRED FOR THE AUTHORIZATION OF ANY SUCH CHANGE OR ADDITION, (iv) MODIFY WITHOUT THE CONSENT OF THE TRUSTEE THE RIGHTS, DUTIES OR IMMUNITY OF THE TRUSTEE, (v) CREATE OR PERMIT ANY DISCRIMINATION OR DISTINCTION BETWEEN ANY OF THE BONDS OF ANY ONE SERIES ISSUED UNDER THE INDENTURE OR, EXCEPT AS THEREIN PROVIDED OR PERMITTED, BETWEEN BONDS OF DIFFERENT SERIES ISSUED UNDER THE INDENTURE, OR (vi) MODIFY OR ALTER ANY OF THE TERMS AND PROVISIONS OF THE INDENTURE RELATING, AMONG OTHER THINGS, TO THE SINKING FUNDS OR REDEMPTION PROVISIONS PROVIDED FOR A PARTICULAR SERIES OF BONDS.

               THE OFFER AND SALE OF THE BONDS WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR UNDER ANY STATE SECURITIES LAWS AND THE BONDS ARE BEING SOLD IN RELIANCE ON EXEMPTIONS THEREFROM; THE BONDS MAY NOT BE RESOLD OR

OTHERWISE TRANSFERRED (INCLUDING, WITHOUT LIMITATION, BY HYPOTHECATION) UNLESS SUCH RESALE OR TRANSFER IS ITSELF REGISTERED OR EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT; THE BONDS MAY NOT BE RESOLD OR OTHERWISE TRANSFERRED TO AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF THE EMPLOYMENT RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (ERISA) EXCEPT AS MAY BE EXPRESSLY PROVIDED IN THE INDENTURE.

               THIS BOND SHALL NOT BECOME VALID OR OBLIGATORY FOR ANY PURPOSE UNLESS AND UNTIL THE TRUSTEE UNDER THE INDENTURE SHALL HAVE SIGNED THE TRUSTEE'S CERTIFICATE ENDORSED HEREON.

               IN WITNESS WHEREOF, DOMINGUEZ WATER CORPORATION HAS CAUSED THIS BOND TO BE EXECUTED IN ITS CORPORATE NAME BY ITS PRESIDENT OR VICE PRESIDENT AND ITS CORPORATE SEAL TO BE HERETO AFFIXED, ATTESTED BY ITS ASSISTANT SECRETARY OR ASSISTANT SECRETARY.

               DATED:
                     -----------------------------

                                   DOMINGUEZ WATER CORPORATION,
                                   A CALIFORNIA CORPORATION



                                   BY:
                                      -------------------------------

                                        BRIAN J. BRADY, PRESIDENT



ATTEST:



--------------------------

-------------------, SECRETARY

                                (CORPORATE SEAL)

          2. FORM OF ASSIGNMENT OF REGISTERED BOND. The assignment of registered Series K Bond is to be in substantially the following form, with necessary or appropriate variations, omissions and insertions as permitted or required by the Indenture:

               FOR VALUE RECEIVED, THE UNDERSIGNED REGISTERED HOLDER OF THE WITHIN BOND HEREBY SELLS, ASSIGNS AND TRANSFERS UNTO _____________________ THE WITHIN BOND AND HEREBY IRREVOCABLY AUTHORIZES THE TRUSTEE THEREIN NAMED, OR ANY SUCCESSOR TRUSTEE, TO TRANSFER THE SAME ON THE REGISTRY BOOKS KEPT FOR THAT PURPOSE.

               DATED:                   , 19
                     ------------------     ---

                                  ------------------------


IN THE PRESENCE OF:
                   ------------------------------


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS BOND IN EVERY PARTICULAR WITHOUT ALTERATION, ENLARGEMENT OR ANY CHANGE WHATEVER.

          3. FORM OF TRUSTEE'S CERTIFICATION. The Trustee's Certificate regarding Series K Bonds is to be in substantially the following form, with necessary or appropriate variations, omissions and insertions as permitted or required by the Indenture:

                              TRUSTEE'S CERTIFICATE

               IT IS HEREBY CERTIFIED THAT THIS BOND IS ONE OF THE BONDS MENTIONED AND DESCRIBED IN THE INDENTURE HEREIN REFERRED TO.

                                   CHASE MANHATTAN BANK AND TRUST COMPANY,
                                   NATIONAL ASSOCIATION


                                   BY:
                                      ---------------------------------
                                       (AUTHORIZED OFFICER)

          WHEREAS, Section 1 of Article X of the Original Indenture provides, in substance, that the Corporation and the Trustee may enter into indentures supplemental thereto for the purposes, among others, of creating and setting forth the particulars of any new series of bonds and providing the terms and conditions of the issue of the bonds of any series not expressly provided for in the Original Indenture; and

          WHEREAS, the Board of Directors of the Corporation, at a meeting thereof duly convened and held, has duly authorized the execution and delivery of this Twelfth Supplemental Trust Indenture for the purpose of creating said new series of bonds to be designated "FIRST MORTGAGE SERIES K 6.94% BONDS DUE 2012," and of providing the particulars, terms and conditions thereof; and

          WHEREAS, all things necessary to make said Five Million Dollars ($5,000,000) principal amount of Series K Bonds, when duly executed by the Corporation and authenticated and delivered by the Trustee for issue, the valid, binding and legal obligation of the Corporation entitled to the benefits and security of the Indenture, and to make this Twelfth Supplemental Trust Indenture a valid, binding and legal instrument in accordance with its terms, have been done and performed, and the issue of the Series K Bonds, as herein provided, has been in all respects duly authorized;

               NOW, THEREFORE, BE IT RESOLVED THAT the Corporation, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to (i) declare the terms and conditions upon and subject to which the Series K Bonds will and are to be issued and secured, (ii) create the Series K Bonds, and (iii) further secure the payment of the principal of, and premium (if any) and interest on, all bonds at any time issued and outstanding under the Indenture according to their tenor and effect, and the performance and observance by the Corporation of all the covenants and conditions in the Indenture and in the bonds contained (and without in any way limiting the generality or effect of the Original Indenture or any of the supplemental indentures thereto, but confirming the lien of the Indenture), has executed and delivered this Twelfth Supplemental Trust Indenture and does hereby grant, bargain, sell, release, convey, confirm, assign, transfer, pledge and set over unto the Trustee, its successors and assigns forever, all and singular, the properties specifically described and mentioned or enumerated in Exhibit A attached hereto, reference to which Exhibit for a more specific description and enumeration of the property therein described and enumerated is hereby made and which Exhibit is incorporated herein with the same force and effect as if the same were here set forth.

               TO HAVE AND TO HOLD in trust, nevertheless, with power of sale, for the equal and proportionate benefit and security of all holders of the bonds and interest obligations issued hereunder and secured by the Indenture, and to secure the payment of such bonds and interest thereon, when payable, in accordance with the provisions of the Indenture, and under and subject to the provisions and conditions and for the uses therein set forth.

               IT IS HEREBY COVENANTED, DECLARED AND AGREED by and between the parties hereto that the Series K Bonds be issued, authenticated and delivered upon and subject to the covenants and conditions as stated in the Indenture, including this Twelfth Supplemental Trust Indenture; and the Corporation, for itself and its successors, does hereby covenant and agree to and with the Trustee and its successors in trust, for the benefit of those who from time to time shall hold or own any Series K Bonds at any time issued and outstanding under the Indenture, as follows:

                             ARTICLE I.
         CREATION, AUTHENTICATION AND ISSUANCE AND PROVISIONS
                 RELATING TO FORM OF SERIES K BONDS

               SECTION 1. There is hereby created, for issuance under the Indenture, and to be secured thereby a series of bonds, to be designated "FIRST MORTGAGE SERIES K 6.94% BONDS DUE 2012" (being the "SERIES K BONDS" herein referred to) and to be in the aggregate principal amount of Five Million Dollars ($5,000,000). No Series K Bonds in addition to said Five Million Thousand Dollars ($5,000,000) principal amount shall be authenticated and delivered by the Trustee except in exchange for, in lieu of, or in substitution for, other Series K Bonds pursuant to Article I of the Indenture.

               SECTION 2. The registered Series K Bonds shall bear interest from the date of issuance at the rate of Six and 94/100 percent (6.94%) per annum, payable semi-annually on the first day of December and June of each year, commencing in June, 1998 and shall be substantially of the tenor and purport recited above. The Series K Bonds shall mature December 1, 2012, and shall be issued as registered bonds without coupons in denominations of $100,000 and any integral multiple of $100,000 which the Corporation may execute and deliver. The Series K Bonds shall be dated as provided in Section 2 of Article I of the Indenture.

               SECTION 3. All Series K Bonds shall be numbered KR-1 and upward.

               SECTION 4. The Series K Bonds are subject to redemption prior to maturity in whole or in part at the option of the Corporation at any time in the manner and upon the notice provided in Article IV of the Indenture, at 100% of the principal amount thereof and interest accrued thereon to the date fixed for redemption, together with a premium on said principal amount so to be redeemed. Any optional redemption of the Series K Bonds by the Corporation pursuant to the foregoing provisions of this Section 4 shall be deemed to be applied first to the amount of principal scheduled to be paid on the maturity date and then to the remaining scheduled principal payments in inverse chronological order. The premium, if any, shall be determined by the Corporation and confirmed by the Bondholder and provided in writing to the Trustee as follows:

               (1) If the Series K Bonds are redeemed prior to December 1, 2009, the premium payable shall be the Make-Whole Amount determined as of five business days prior to the date of such redemption. In calculating the Make-Whole Amount, the following terms shall have the meanings set forth:

                    "Make-Whole Amount" shall mean in connection with any redemption of the Series K Bonds the excess, if any, of (a) the aggregate present value as of the date of such redemption of each dollar of principal being redeemed (taking into account the application of such redemption required by the preceding provisions of this Section 4) and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable in respect of such dollar if such redemption had not been made, determined by discounting such amounts on a semiannual basis at the Reinvestment Rate from the respective dates on which they would have been payable, over (b) 100% of the principal amount of the outstanding Series K Bonds being redeemed. If the Reinvestment Rate is equal to or higher than 6.94%, the Make-Whole Amount shall be zero. For purposes of any determination of the Make-Whole
          Amount:

                    "Reinvestment Rate" shall mean the sum of 0.25%, plus the
               arithmetic mean of the yields for the two columns under the heading "Week Ending" published in the Statistical Release under the caption "Treasury

               Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the Weighted Average Life to Maturityof the principal being redeemed (taking into account the required application of such redemption). If no maturity exactly corresponds to such Weighted Average Life to Maturity, yields for the two published maturities most closely corresponding to such Weighted Average Life to Maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

                    "Statistical Release" shall mean the then most recently
               published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States Governmental Securities adjusted to constant maturities or, if such statistical release is not published at the time of any determination hereunder, then such other reasonably comparable index which shall be designated by the holders of 66-2/3% in aggregate principal amount of the outstanding Series K Bonds.

                    "Weighted Average Life to Maturity" of the principal
               amount of the Series K Bonds being redeemed shall mean, as of the time of any determination thereof, the number of years obtained by dividing the then Remaining Dollar-Years of such principal by the aggregate amount of such principal. The term "Remaining Dollar-Years" of such principal shall mean the amount obtained by (1) multiplying (i) the remainder of
               (A) the amount of principal that would have become due on each scheduled payment date if such redemption had not been made, less (B) the amount of principal on the Series K Bonds scheduled to become due on such date after giving effect to the such redemption and the required application thereof, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between the date of determination and such scheduled payment date, and (2) totalling the products obtained in (1).

               (2) If the Series K Bonds are redeemed at any time on or after December 1, 2009, the premium shall be the following percentage, as applicable of the principal amount so redeemed:

          1.487% if redeemed on or after December 1, 2009 and before December 1, 2010;

          0.992% if redeemed on or after December 1, 2010 and before December 1, 2011; and

          0.496% if redeemed on or after December 1, 2011 and before December 1, 2012.

               The outstanding Series K Bonds are subject to mandatory redemption, at par and without premium, through the mandatory payments made by the Corporation to the Series K Sinking Fund as provided in Section 6 of
Article I of this Twelfth Supplemental Trust Indenture. The outstanding Series K Bonds are also subject to redemption by the Corporation, at par and without premium, in the event of the condemnation of substantially all of the Corporation's property in an eminent domain proceeding, or upon a court ordered sale of substantially all of the Corporation's property, through the proceeds thereof or otherwise. Further, the Series K Bonds are subject to redemption by the Corporation, at par and without premium, pursuant to the Series K Bondholder's Rights to Require Repurchase set forth in Article II of the Twelfth Supplemental Trust Indenture.

               All Series K Bonds redeemed by the Corporation shall be so redeemed on a pro-rata basis calculated with reference to the principal amount of the holdings thereof.

               All Series K Bonds redeemed as provided herein shall be cancelled and shall not be reissued.

               SECTION 5. The Corporation hereby appoints the Trustee as registrar and its agent for the registration of Series K Bonds. The books for such registration shall be kept at the office of the registrar and when said registrar shall make such registration of Series K Bonds, it shall promptly inform the Corporation by mail of such action.

               SECTION 6.

               (a) The Corporation covenants and agrees to create and maintain a sinking fund for the purpose of retiring the Series K Bonds (which sinking fund shall be designated as the "SERIES K SINKING FUND") and for such purpose, to deposit with the Trustee, or its successor in trust, for the redemption and retirement of Series K Bonds, on or before one (1) business day (each a "SINKING FUND PAYMENT DATE") prior to December 1, in each year through 2011, commencing on the first business day prior to December 1, 2006, an amount of money sufficient to redeem on the following December 1 (each such day being a "REDEMPTION DATE"), Seven Hundred Thousand Dollars ($700,000) of the principal amount of Series K Bonds plus accrued interest thereon to the date of such Redemption Date, and one payment of Eight Hundred Thousand Dollars ($800,000) on December 1, 2012, plus accrued interest thereon to the date of such final Sinking fund payment.

               (b) The Trustee shall at any time when there shall be in the Series K Sinking Fund an amount of money sufficient to redeem not less than One Hundred Thousand Dollars ($100,000) in principal amount of the Series K Bonds, use and apply the moneys in the Series K Sinking Fund for the purpose of redeeming Series K Bonds on the next Redemption Date in the manner and to the extent provided in Article IV of the Indenture.

               SECTION 7. Anything elsewhere contained in this Twelfth Supplemental Trust Indenture or in the Original Indenture as heretofore modified, amended and supplemented to the contrary notwithstanding, none of the terms and provisions of this

Article I shall be in any manner modified or altered without the consent of the holders of all Series K Bonds then outstanding having been first received from the holders thereof, by their votes at a meeting of Series K bondholders called by the Trustee on such notice as the Trustee shall deem sufficient, or by an instrument or instruments in writing signed by all such bondholders of Series K Bonds and filed with the Trustee.

                                 ARTICLE II
                 MODIFICATION AND AMENDMENT OF INDENTURE

               SECTION 1. Subdivision (a) of Section 16 of Article V of the Original Indenture, as heretofore modified, amended and supplemented, is hereby further modified and amended to read as follows:

              "SECTION 16. (a) THE CORPORATION COVENANTS AND AGREES THAT IT WILL NOT DECLARE OR PAY DIVIDENDS, INCLUDING DIVIDENDS IN THE FORM AND AMOUNTS CONTEMPLATED BY SECTION 6(b)(ii) OF ARTICLE XV HEREOF ON, OR PURCHASE, REDEEM, OR OTHERWISE ACQUIRE, SHARES OF ITS COMMON STOCK, EXCEPT OUT OF

                    (i)  NET INCOME (AS HEREINAFTER DEFINED IN SUBDIVISION
               (b) OF THIS SECTION 16) ACCRUED SUBSEQUENT TO DECEMBER 31, 1992, PLUS

                    (ii) THREE MILLION DOLLARS ($3,000,000)."

                                  ARTICLE III
                       COVENANTS AND AGREEMENTS RELATING
                                       TO
                                 SERIES K BONDS

               The Original Indenture, as heretofore modified, amended and supplemented, is hereby further amended to add the following new Article XVI immediately following Article XV thereof:

                                     ARTICLE XVI
                          COVENANTS AND AGREEMENTS RELATING
                                          TO
                                    SERIES K BONDS

          SECTION 1.     RIGHTS TO REQUIRE REPURCHASE.

               (a)  LEVERAGE.

               (i) IF AT ANY TIME THE INDEBTEDNESS OF PARENT, CALCULATED AS OF THE LAST DAY OF EACH FISCAL QUARTER OF PARENT, EXCEEDS 60% OF THE SUM OF (A) SHAREHOLDERS' EQUITY OF PARENT PLUS (B) INDEBTEDNESS OF PARENT, THEN THE BONDHOLDER SHALL HAVE THE RIGHT, AT THE BONDHOLDER'S SOLE OPTION, TO REQUIRE THE CORPORATION TO PREPAY IN WHOLE THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF THE BONDHOLDER'S SERIES K BONDS, TOGETHER WITH INTEREST THEREON TO THE DATE ON WHICH SAID BONDS ARE PAID IN FULL AND WITHOUT ANY PREMIUM.

               (ii) PARENT AND THE CORPORATION SHALL PROMPTLY AT THE END OF EACH FISCAL QUARTER OF PARENT JOINTLY CALCULATE (A) THE INDEBTEDNESS OF PARENT AND (B) 60% OF THE SUM OF SHAREHOLDERS' EQUITY OF PARENT PLUS INDEBTEDNESS OF PARENT FOR PURPOSES OF THIS PARAGRAPH (a) OF THIS SECTION 1, AND SHALL WITHIN THIRTY (30) DAYS AFTER THE END OF EACH FISCAL QUARTER DELIVER TO THE BONDHOLDER AND THE TRUSTEE A WRITTEN REPORT DETAILING THE DETERMINATION OF THE FOREGOING ITEMS AND THE CALCULATIONS WITH RESPECT THERETO.

               (b)  NON-UTILITY LINES OF BUSINESS.

               (i) IF AT ANY TIME (A) THE CONSOLIDATED NON-UTILITY ASSETS OF PARENT, CALCULATED AS OF THE LAST DAY OF EACH FISCAL QUARTER OF PARENT, EXCEED 30% OF THE ASSETS OF PARENT AND ITS SUBSIDIARIES, INCLUDING THE CORPORATION (SUCH

               EVENT BEING HEREIN REFERRED TO AS A "NON-UTILITY EXCESS") AND SUCH NON-UTILITY EXCESS CONTINUES FOR A PERIOD OF EIGHT (8) CONSECUTIVE FISCAL QUARTERS OF PARENT (SUCH PERIOD BEING HEREIN REFERRED TO AS A "NON-UTILITY EXCESS PERIOD") AND (B) THE RONA DURING THE NON-UTILITY EXCESS PERIOD, CALCULATED AS OF THE LAST DAY OF THE NON-UTILITY EXCESS PERIOD, IS LESS THAN THE ROA FOR THE SAME PERIOD, THEN THE BONDHOLDER SHALL HAVE THE RIGHT, AT THE BONDHOLDER'S SOLE OPTION, TO REQUIRE THE CORPORATION TO PREPAY IN WHOLE 50% OF THE OUTSTANDING PRINCIPAL AMOUNT OF THE BONDHOLDER'S SERIES K BONDS, TOGETHER WITH INTEREST THEREON TO THE DATE OF SUCH PREPAYMENT OF SAID SERIES K BONDS AND WITHOUT ANY PREMIUM; PROVIDED, FURTHER, THAT (C) IF THE NON-UTILITY EXCESS REFERRED TO IN CLAUSE (A) ABOVE SHALL RE-OCCUR AT ANY TIME AND CONTINUE FOR A PERIOD OF AT LEAST FOUR (4) ADDITIONAL CONSECUTIVE FISCAL QUARTERS OF PARENT (THE "ADDITIONAL NON-UTILITY EXCESS PERIOD") AND (D) THE RONA DURING THE ADDITIONAL NON-UTILITY EXCESS PERIOD AND THE FOUR (4) FISCAL QUARTERS IMMEDIATELY PRECEDING THE ADDITIONAL NON-UTILITY EXCESS PERIOD, CALCULATED AS OF THE LAST DAY OF THE ADDITIONAL NON-UTILITY EXCESS PERIOD, IS LESS THAN THE ROA FOR THE SAME PERIOD, THEN THE BONDHOLDER SHALL HAVE THE RIGHT, AT THE BONDHOLDER'S SOLE OPTION, TO REQUIRE THE CORPORATION TO PREPAY IN WHOLE THE REMAINING 50% OF THE OUTSTANDING PRINCIPAL AMOUNT OF THE BONDHOLDER'S SERIES K BONDS, TOGETHER WITH INTEREST THEREON TO THE DATE OF SUCH PREPAYMENT AND WITHOUT ANY PREMIUM.

               (ii) PARENT AND THE CORPORATION SHALL PROMPTLY AT THE END OF EACH FISCAL QUARTER OF PARENT JOINTLY CALCULATE THE NON-UTILITY ASSET RATIO AND, IN THE EVENT OF THE EXISTENCE OF A NON-UTILITY EXCESS, RONA AND ROA, FOR PURPOSES OF THIS PARAGRAPH (b) OF THIS SECTION 1, AND SHALL WITHIN THIRTY (30) DAYS AFTER THE END OF EACH FISCAL QUARTER DELIVER TO THE BONDHOLDER AND THE TRUSTEE A WRITTEN REPORT DETAILING THE DETERMINATION OF THE FOREGOING ITEMS AND THE CALCULATIONS WITH RESPECT THERETO.

               (c)  BONDHOLDER'S ELECTION TO REQUIRE REPURCHASE.  IN THE
          EVENT THAT,

          PURSUANT TO SUBSECTION (a) OR (b) OF SECTION 1 OF THIS ARTICLE XVI, THE BONDHOLDER HAS THE RIGHT TO REQUIRE THE CORPORATION TO REPURCHASE SOME OR ALL OF THE SERIES K BONDS AND THE BONDHOLDER DESIRES TO EXERCISE ANY SUCH RIGHT, THEN THE BONDHOLDER SHALL PROVIDE THE TRUSTEE AND THE CORPORATION WITH WRITTEN NOTICE OF SUCH ELECTION WITHIN SIXTY (60) DAYS OF THE BONDHOLDER'S RECEIPT OF THE WRITTEN REPORT FROM THE CORPORATION (PURSUANT TO SUBSECTION (a) OR
          (b) OF SECTION 1 OF THIS ARTICLE XVI, AS APPROPRIATE) UPON WHICH
          THE BONDHOLDER HAS BASED ITS RIGHT TO REQUIRE REPURCHASE. SAID NOTICE SHALL SPECIFY THE PRINCIPAL AMOUNT OF THE SERIES K BONDS TO BE REPURCHASED. THE CORPORATION SHALL PROMPTLY DEPOSIT WITH THE TRUSTEE THE NECESSARY FUNDS TO REPURCHASE THE SERIES K BONDS (PRINCIPAL PLUS ACCRUED INTEREST THEREON UNTIL THE "REPURCHASE DATE") DESIGNATED IN SUCH NOTICE AS THOSE TO BE REPURCHASED WITH INSTRUCTIONS TO THE TRUSTEE TO USE SUCH FUNDS FOR SUCH REPURCHASE. ANY SUCH SERIES K BONDS SHALL BE REPURCHASED WITHIN TEN (10) DAYS (THE "REPURCHASE DATE") OF RECEIPT BY THE TRUSTEE OF THE NECESSARY FUNDS TO REPURCHASE THE SAME. FROM AND AFTER THE REPURCHASE DATE (UNLESS THE CORPORATION SHALL FAIL TO DEPOSIT WITH THE TRUSTEE THE NECESSARY FUNDS TO REPURCHASE THE SERIES K BONDS AS HEREIN PROVIDED), NO FURTHER INTEREST SHALL ACCRUE UPON ANY OF SUCH SERIES K BONDS SO TO BE REPURCHASED AND, ANYTHING IN SUCH SERIES K BONDS
          OR IN THE INDENTURE TO THE CONTRARY NOTWITHSTANDING SHALL BECOME
          AND BE NULL AND VOID.  THE SUM DUE FOR PRINCIPAL AND PREMIUM ON
          EACH SUCH SERIES K BOND TO BE REPURCHASED SHALL BE PAYABLE TO THE REGISTERED HOLDER OF SUCH BONDS. IN NO CASE, HOWEVER, SHALL THE CORPORATION BE REQUIRED TO MAKE PAYMENT EXCEPT UPON THE SURRENDER
          TO THE TRUSTEE OF SUCH SERIES K BONDS. ANY ELECTION BY THE BONDHOLDER NOT TO EXERCISE ITS RIGHT TO REQUIRE REPURCHASE
          HEREUNDER SHALL NOT BE DEEMED A CONTINUING WAIVER OR A WAIVER OF
          ANY FUTURE RIGHT TO REQUIRE REPURCHASE PURSUANT TO THE TERMS HEREOF.

               (d) DEFINITIONS. FOR PURPOSES OF THIS SECTION 1 OF ARTICLE XVI, NOTWITHSTANDING ANY OTHER PROVISION IN THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED, MODIFIED AND SUPPLEMENTED, THE FOLLOWING TERMS SHALL HAVE THE MEANINGS SET FORTH BELOW:

               "ASSETS" SHALL MEAN THE AGGREGATE AMOUNT OF ALL ASSETS OF ANY PERSON AS DETERMINED ON A CONSOLIDATED BASIS, IF APPLICABLE, IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

               "CONSOLIDATED NET EARNINGS", WITH RESPECT TO ANY PERSON AND
          FOR ANY PERIOD SHALL MEAN THE CONSOLIDATED GROSS REVENUES OF SUCH PERSON FOR SUCH PERIOD LESS ALL OPERATING AND NON-OPERATING
          EXPENSES OF SUCH PERSON FOR SUCH PERIOD, INCLUDING ALL CHARGES OF A PROPER CHARACTER (INCLUDING CURRENT AND DEFERRED TAXES ON INCOME, PROVISION FOR TAXES ON UNREMITTED FOREIGN EARNINGS WHICH ARE
          INCLUDED IN GROSS REVENUES, AND CURRENT ADDITIONS TO RESERVES,
          [BUT NOT INCLUDING IN GROSS REVENUES ANY GAINS (NET OF EXPENSES AND TAXES APPLICABLE THERETO) OR LOSSES RESULTING FROM THE SALE, CONVERSION OR OTHER DISPOSITION OF CAPITAL ASSETS (I.E., ASSETS
          OTHER THAN CURRENT ASSETS), ANY GAINS OR LOSSES RESULTING FROM THE WRITE UP OR WRITE DOWN OF ASSETS, AS THE CASE MAY BE, ANY EQUITY OF SUCH PERSON IN UNREMITTED EARNINGS OF ANY CORPORATION WHICH IS NOT A SUBSIDIARY, ANY EARNINGS OF ANY PERSON ACQUIRED BY SUCH PERSON THROUGH PURCHASE, MERGER OR CONSOLIDATION OR OTHERWISE FOR ANY YEAR PRIOR TO THE YEAR OF ACQUISITION, OR ANY DEFERRED CREDIT REPRESENTING THE EXCESS OF EQUITY OF ANY SUBSIDIARY AT THE DATE OF ACQUISITION OVER
          THE COST OF THE INVESTMENT IN SUCH SUBSIDIARY]; ALL DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

               "CONSOLIDATED NON-UTILITY ASSETS" SHALL MEAN THE AGGREGATE AMOUNT OF ALL ASSETS OF THE NON-UTILITY SUBSIDIARIES AS DETERMINED ON A CONSOLIDATED BASIS IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

               "DWR LOANS" SHALL MEAN CONTRACTS WITH THE STATE OF CALIFORNIA DEPARTMENT OF WATER RESOURCES FOR LOANS UNDER THE CALIFORNIA SAFE DRINKING WATER BOND LAW OF 1976.

               "INDEBTEDNESS OF PARENT" SHALL MEAN LIABILITY OF PARENT FOR MONEY BORROWED DIRECTLY BY PARENT, DETERMINED WITHOUT GIVING EFFECT TO ANY PRINCIPLES OF CONSOLIDATION, AND ALL INDEBTEDNESS OF OTHERS WITH RESPECT TO WHICH PARENT HAS BECOME LIABLE BY WAY OF A GUARANTEE.

               "NON-UTILITY ASSET RATIO" SHALL MEAN, ON ANY DATE AS OF WHICH THE AMOUNT THERETO IS TO BE DETERMINED, THE PRODUCT OF THE CONSOLIDATED NON-UTILITY ASSETS DIVIDED BY THE ASSETS OF THE PARENT AND ITS SUBSIDIARIES, INCLUDING THE CORPORATION."

               "NON-UTILITY SUBSIDIARY" SHALL MEAN ANY DIRECT OR INDIRECT SUBSIDIARY OF THE PARENT WHICH IS ENGAGED, DIRECTLY OR INDIRECTLY, IN ANY LINE OR LINES OF BUSINESS OTHER THAN PERMITTED LINES OF BUSINESS.

               "PERMITTED LINES OF BUSINESS" SHALL MEAN THE WATER AND UTILITY LINES OF BUSINESS IN WHICH THE CORPORATION IS ENGAGED ON THE DATE OF THE ISSUANCE OF THE SERIES K BONDS.

               "RONA" (RETURN ON NON-UTILITY ASSETS) SHALL MEAN THE PRODUCT OF CONSOLIDATED NET EARNINGS OF THE NON-UTILITY SUBSIDIARIES DIVIDED BY CONSOLIDATED NON-UTILITY ASSETS.

               "ROA" (RETURN ON ASSETS) SHALL MEAN THE PRODUCT OF
          CONSOLIDATED NET EARNINGS OF THE CORPORATION DIVIDED BY THE ASSETS OF THE CORPORATION.

               "SHAREHOLDERS' EQUITY" SHALL MEAN, ON ANY DATE AS OF WHICH THE AMOUNT THEREOF IS TO BE DETERMINED, THE EXCESS OF (i) THE ASSETS OF THE PARENT, AT SUCH DATE, OVER (ii) THE TOTAL LIABILITIES OF THE PARENT, AT SUCH DATE, IN EACH CASE AS WOULD BE REFLECTED ON A BALANCE SHEET PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

               SECTION 2. CORPORATE EXISTENCE. EXCEPT AS OTHERWISE PERMITTED UNDER ARTICLE IX OF THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED, MODIFIED AND SUPPLEMENTED, THE CORPORATION WILL DO OR CAUSE TO BE DONE ALL THINGS NECESSARY TO PRESERVE AND KEEP IN FULL FORCE AND EFFECT ITS CORPORATE EXISTENCE AND THE CORPORATE OR OTHER EXISTENCE OF EACH OF ITS SUBSIDIARIES IN ACCORDANCE WITH THE RESPECTIVE ORGANIZATIONAL DOCUMENTS OF THE CORPORATION AND EACH SUBSIDIARY AND THE MATERIAL RIGHTS (CHARTER AND STATUTORY), LICENSES AND FRANCHISES OF THE CORPORATION AND EACH SUBSIDIARY; PROVIDED, HOWEVER, THAT THE CORPORATION SHALL NOT BE REQUIRED TO PRESERVE, WITH RESPECT TO ITSELF, ANY SUCH RIGHT, LICENSE OR FRANCHISE, AND WITH RESPECT TO ANY SUBSIDIARY, ANY SUCH CORPORATE EXISTENCE, RIGHT, LICENSE OR FRANCHISE, IF IN THE JUDGMENT OF THE BOARD OF DIRECTORS OF THE CORPORATION OR SUCH SUBSIDIARY, AS THE CASE MAY BE, (i) SUCH PRESERVATION OR EXISTENCE IS NOT DESIRABLE IN THE CONDUCT OF BUSINESS OF THE CORPORATION OR SUCH SUBSIDIARY AND
          (ii) THE LOSS OF SUCH RIGHT, LICENSE OR FRANCHISE OR THE DISSOLUTION OF SUCH SUBSIDIARY IS NOT ADVERSE IN ANY MATERIAL RESPECT TO THE BONDHOLDER.

               SECTION 3. SEC REPORTS. AT ALL TIMES WHEN PARENT IS REQUIRED TO FILE INFORMATION AND DOCUMENTS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE "EXCHANGE ACT"), PARENT SHALL FILE ALL SUCH REQUIRED INFORMATION AND DOCUMENTS WITH THE SEC. IF THE PARENT IS NOT SUBJECT TO THE REQUIREMENTS OF SUCH
          SECTION 13 OR 15(d) OF THE EXCHANGE ACT, THE CORPORATION (AT ITS OWN EXPENSE) SHALL DELIVER TO THE TRUSTEE, WITHIN FIVE DAYS AFTER IT WOULD HAVE BEEN REQUIRED TO FILE SUCH INFORMATION WITH THE SEC, FINANCIAL STATEMENTS, INCLUDING ANY NOTES THERETO AND WITH RESPECT TO ANNUAL REPORTS, AN AUDITORS' REPORT BY AN ACCOUNTING FIRM OF ESTABLISHED NATIONAL REPUTATION, AND A "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS," BOTH COMPARABLE TO THAT WHICH THE CORPORATION WOULD HAVE BEEN REQUIRED TO INCLUDE IN SUCH ANNUAL REPORTS, INFORMATION, DOCUMENTS OR OTHER REPORTS IF THE CORPORATION WAS SUBJECT TO THE REQUIREMENTS OF
          SECTION 13 OR 15(d) OF THE EXCHANGE ACT.

               SECTION 4. CONFLICTING AGREEMENTS. THE CORPORATION WILL NOT, AND WILL NOT PERMIT ANY SUBSIDIARY TO, ENTER INTO ANY AGREEMENT OR INSTRUMENT THAT BY ITS TERMS EXPRESSLY (a) PROHIBITS THE CORPORATION FROM OPTIONALLY OR MANDATORILY REDEEMING THE SERIES K BONDS IN ACCORDANCE WITH THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED, MODIFIED AND SUPPLEMENTED, OR OTHERWISE IN ACCORDANCE WITH THE TERMS OF THE SERIES K BONDS OR (b) REQUIRES THAT THE PROCEEDS RECEIVED FROM THE SALE OF ANY COLLATERAL BE APPLIED TO REPAY, REDEEM OR OTHERWISE RETIRE ANY INDEBTEDNESS OF ANY PERSON OTHER THAN THE INDEBTEDNESS REPRESENTED BY THE SERIES K BONDS; PROVIDED, HOWEVER, THAT THE PROVISIONS OF THIS SECTION 4 OF ARTICLE XVI SHALL NOT APPLY TO DWR LOANS AND SHALL NOT APPLY TO AGREEMENTS OR INSTRUMENTS ENTERED INTO BY ANY SUBSIDIARY, WHICH SUBSIDIARY IS ACQUIRED OR OTHERWISE BECOMES A SUBSIDIARY FOR THE PURPOSES OF THIS ARTICLE XVI SUBSEQUENT TO THE DATE OF THE ISSUANCE OF THE SERIES K BONDS AND WHICH AGREEMENT OR INSTRUMENT IS IN EXISTENCE AS OF THE DATE SUCH SUBSIDIARY IS ACQUIRED OR OTHERWISE BECOMES A SUBSIDIARY FOR THE PURPOSES OF THIS ARTICLE XVI.

               SECTION 5. WAIVER OF STAY, EXTENSION OR USURY LAWS. THE CORPORATION COVENANTS (TO THE EXTENT THAT IT MAY LAWFULLY DO SO) THAT IT WILL NOT AT ANY TIME INSIST UPON, PLEAD OR IN ANY MANNER WHATSOEVER CLAIM OR TAKE THE BENEFIT OR ADVANTAGE OF, ANY STAY OR EXTENSION LAW OR ANY USURY LAW OR OTHER LAW, WHICH WOULD PROHIBIT OR FORGIVE THE CORPORATION FROM PAYING ALL OR ANY PORTION OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE SERIES K BONDS AS CONTEMPLATED HEREIN, WHENEVER ENACTED, NOW OR AT ANY TIME HEREAFTER IN FORCE, OR WHICH MAY AFFECT THE COVENANTS OR THE PERFORMANCE OF THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED, MODIFIED AND SUPPLEMENTED, AND (TO THE EXTENT THAT IT MAY LAWFULLY DO SO) THE CORPORATION HEREBY EXPRESSLY WAIVES ALL BENEFIT OR ADVANTAGE OF ANY SUCH LAW, AND COVENANTS THAT IT WILL NOT HINDER, DELAY OR IMPEDE THE EXECUTION OF ANY POWER HEREIN GRANTED TO THE TRUSTEE, BUT WILL SUFFER AND PERMIT THE EXECUTION OF

          EVERY SUCH POWER AS THOUGH NO SUCH LAW HAD BEEN ENACTED.

          SECTION 6.     LIMITATION ON TRANSACTIONS WITH AFFILIATES.

               (a) SUBJECT TO THE PROVISIONS OF PARAGRAPHS (b) AND (c) BELOW, THE CORPORATION SHALL NOT, AND SHALL NOT PERMIT, CAUSE OR SUFFER ANY SUBSIDIARY TO, MAKE ANY LOANS, ADVANCES OR INVESTMENTS TO OR IN ANY AFFILIATE OF THE CORPORATION (OTHER THAN TO OR IN A SUBSIDIARY) OR ENTER INTO OR MATERIALLY AMEND ANY AGREEMENT RELATING TO THE SALE, PURCHASE, LEASE, TRANSFER OR OTHER DISPOSITION OF ANY ASSETS, PROPERTY OR SERVICES FROM OR TO ANY AFFILIATE OF THE CORPORATION (OTHER THAN FROM OR TO A SUBSIDIARY) UNLESS (i) SUCH TRANSACTION OR SERIES OF TRANSACTIONS IS ON TERMS THAT ARE NO LESS FAVORABLE TO THE CORPORATION OR SUCH SUBSIDIARY, AS THE CASE MAY BE, THAN WOULD BE AVAILABLE IN A COMPARABLE TRANSACTION WITH AN UNRELATED THIRD PARTY, (ii) SUCH TRANSACTION RELATES TO AND IS IN FURTHERANCE OF A THEN EXISTING LINE OF BUSINESS OF THE CORPORATION OR SUCH SUBSIDIARY, AS THE CASE MAY BE, OR IS IN THE ORDINARY COURSE OF BUSINESS AND (iii) WITH RESPECT TO A SINGLE TRANSACTION INVOLVING AGGREGATE PAYMENTS IN EXCESS OF TWENTY-FIVE PERCENT (25%) OF SHAREHOLDERS' EQUITY AS OF THE DATE THE DETERMINATION IS TO BE MADE: (1) THE BOARD OF DIRECTORS APPROVES SUCH TRANSACTION, AND (2) THE CORPORATION RECEIVES AN OPINION OR REPORT FROM A NATIONALLY RECOGNIZED INVESTMENT BANKING FIRM, VALUATION FIRM, ACCOUNTING FIRM OR REAL ESTATE APPRAISAL FIRM (A "VALUATION FIRM") THAT SUCH TRANSACTION IS FAIR TO THE CORPORATION OR SUCH SUBSIDIARY, AS THE CASE MAY BE, FROM A FINANCIAL POINT OF VIEW. WITH RESPECT TO ANY TRANSACTION TO WHICH CLAUSE (iii) APPLIES, THE BOARD OF DIRECTORS OF THE CORPORATION, IN ITS DISCRETION, SHALL SELECT THE VALUATION FIRM, TAKING INTO ACCOUNT THE NATURE OF THE TRANSACTION AND THE ASSETS, PROPERTY OR SERVICES INVOLVED.

               (b) THE RESTRICTIONS SET FORTH IN PARAGRAPH (a) ABOVE SHALL NOT APPLY TO PAYMENTS MADE OR OTHER ARRANGEMENTS CONTEMPLATED BY THE

          FOLLOWING:

                    (i) A TRANSACTION OR SERIES OF RELATED TRANSACTIONS INVOLVING AGGREGATE PAYMENTS LESS THAN $50,000;

                    (ii) DIVIDENDS PERMITTED PURSUANT TO ARTICLE V, SECTION 16
               OF THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED, MODIFIED AND SUPPLEMENTED. DIVIDENDS SHALL INCLUDE, WITHOUT LIMITATION, THE DIFFERENCE, IF ANY, BETWEEN: (1) THE AGGREGATE PAYMENTS WHICH THE CORPORATION OR THE SUBSIDIARY, AS THE CASE MAY BE, WOULD RECEIVE FROM AN UNRELATED THIRD PARTY IN A COMPARABLE TRANSACTION (AS DETERMINED IN GOOD FAITH BY THE BOARD OF DIRECTORS; PROVIDED, HOWEVER, THAT ANY TRANSACTION INVOLVING AGGREGATE PAYMENTS IN EXCESS OF TWENTY-FIVE PERCENT (25%) OF SHAREHOLDERS' EQUITY AS OF THE DATE THE DETERMINATION IS TO BE MADE, THE DETERMINATION REQUIRED BY THIS CLAUSE (1) SHALL BE MADE BY A VALUATION FIRM) AND (2) THE AGGREGATE PAYMENTS WHICH THE CORPORATION OR THE SUBSIDIARY, AS THE CASE MAY BE, WILL RECEIVE IN THE TRANSACTION WITH THE AFFILIATE; OR

                    (iii) THE PAYMENT IN RESPECT OF PENSION FUNDING REQUIREMENTS RELATING TO CERTAIN NONCONTRIBUTORY DEFINED BENEFIT RETIREMENT PLANS SPONSORED BY THE CORPORATION OR AN AFFILIATE IN WHICH EMPLOYEES OR LEASED EMPLOYEES OF THE CORPORATION ARE THEN ACTIVELY PARTICIPATING AND ACCRUING BENEFITS CONSISTENT WITH PAST PRACTICE.

               (c) THE RESTRICTIONS SET FORTH IN PARAGRAPH (a) ABOVE SHALL NOT APPLY TO ANY TRANSACTIONS WITH AN AFFILIATE OF THE CORPORATION OR A SUBSIDIARY, AS THE CASE MAY BE, IF, AND AT SUCH TIME AS, THE ASSETS OF SAID AFFILIATE ARE SUBJECT TO THE LIEN OF THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED, MODIFIED AND SUPPLEMENTED.

               (d) THE PROVISIONS OF THIS SECTION SHALL BE IN ADDITION TO AND SHALL IN NO WAY SUPERSEDE OR MODIFY SECTIONS 2 AND 3 OF ARTICLE VII, OR ANY OTHER PROVISIONS, OF THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED, MODIFIED AND SUPPLEMENTED.

               SECTION 7. RESTRICTIONS ON CAPITAL STOCK AND SUBSIDIARY DISTRIBUTIONS. THE CORPORATION SHALL NOT, AND SHALL NOT PERMIT ANY SUBSIDIARY TO, DIRECTLY OR INDIRECTLY, CONTINGENTLY OR OTHERWISE, ISSUE ANY CAPITAL STOCK (OTHER THAN TO THE CORPORATION OR TO WHOLLY-OWNED SUBSIDIARY) OR, IN THE CASE OF ANY SUBSIDIARY, TO DECLARE OR PAY DIVIDENDS OR DISTRIBUTIONS ON, OR PURCHASE, REDEEM OR OTHERWISE ACQUIRE OR RETIRE FOR VALUE, ANY CAPITAL STOCK OF A SUBSIDIARY (OTHER THAN CAPITAL STOCK OWNED BY THE CORPORATION OR BY A WHOLLY-OWNED SUBSIDIARY).

               SECTION 8. SALE OF STOCK AND DEBT OF SUBSIDIARIES. THE CORPORATION SHALL NOT SELL OR OTHERWISE DISPOSE OF, OR PART WITH CONTROL OF, ANY SHARES OF CAPITAL STOCK OR DEBT OF ANY SUBSIDIARY EXCEPT TO ANOTHER WHOLLY-OWNED SUBSIDIARY, AND EXCEPT THAT ALL SHARES OF CAPITAL STOCK AND DEBT OF ANY SUBSIDIARY MAY BE SOLD AS AN ENTIRETY PROVIDED THAT AT THE TIME OF SUCH SALE, SUCH SUBSIDIARY SHALL NOT OWN, DIRECTLY OR INDIRECTLY, ANY SHARES OF CAPITAL STOCK OR DEBT OF ANY OTHER SUBSIDIARY (UNLESS ALL OF THE SHARES OF CAPITAL STOCK AND DEBT OF SUCH OTHER SUBSIDIARY ARE SIMULTANEOUSLY BEING SOLD AND SUCH SALE OTHERWISE COMPLIES WITH THE TERMS OF THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED, MODIFIED AND SUPPLEMENTED), AND (b) SUCH SALE WOULD BE PERMITTED BY THE TERMS OF THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED, MODIFIED AND SUPPLEMENTED; PROVIDED, HOWEVER, THAT THE PROVISIONS OF THIS SECTION 8 OF ARTICLE XVI SHALL NOT APPLY TO DWR LOANS AND SHALL NOT APPLY TO AGREEMENTS OR INSTRUMENTS ENTERED INTO BY ANY SUBSIDIARY, WHICH SUBSIDIARY IS ACQUIRED OR OTHERWISE BECOMES A SUBSIDIARY FOR THE PURPOSES OF THIS ARTICLE XVI SUBSEQUENT TO THE DATE OF THE

          ISSUANCE OF THE SERIES K BONDS AND WHICH AGREEMENT OR INSTRUMENT IS IN EXISTENCE AS OF THE DATE SUCH SUBSIDIARY IS ACQUIRED OR OTHERWISE BECOMES A SUBSIDIARY FOR THE PURPOSES OF THIS ARTICLE XVI.

               SECTION 9. INSPECTION. THE CORPORATION WILL PERMIT THE TRUSTEE OR THE BONDHOLDER AND THEIR REPRESENTATIVES TO VISIT AND INSPECT, UNDER THE CORPORATION'S GUIDANCE AND AT THE SOLE AND ASSUMED RISK OF THE VISITING PERSON, ANY OF THE PROPERTIES OF THE CORPORATION OR ANY OF ITS AFFILIATES, TO EXAMINE ALL THEIR BOOKS OF ACCOUNT, RECORDS AND REPORTS AND PAPERS AND TO DISCUSS THEIR RESPECTIVE AFFAIRS, FINANCES AND ACCOUNTS WITH THEIR RESPECTIVE OFFICERS AND INDEPENDENT ACCOUNTANTS (AND BY THIS PROVISION THE CORPORATION AUTHORIZES SUCH ACCOUNTANTS TO DISCUSS SUCH AFFAIRS, FINANCES AND ACCOUNTS), ALL AT SUCH REASONABLE TIMES AND AS OFTEN AS MAY REASONABLY BE REQUESTED, UPON REASONABLE PRIOR NOTICE THEREOF TO THE CORPORATION. ALL COSTS AND EXPENSES OF THE CORPORATION'S OFFICERS, ACCOUNTANTS AND COUNSEL INCURRED IN CONNECTION WITH ANY SUCH VISIT, INSPECTION, EXAMINATION OR DISCUSSION SHALL BE BORNE BY THE CORPORATION, AND ALL COSTS AND EXPENSES INCURRED BY THE TRUSTEE OR THE BONDHOLDER OR THEIR RESPECTIVE REPRESENTATIVES IN CONNECTION WITH ANY SUCH VISITS, INSPECTIONS, EXAMINATIONS AND DISCUSSIONS SHALL BE BORNE BY THE TRUSTEE OR THE BONDHOLDER, AS THE CASE MAY BE; PROVIDED, HOWEVER, ALL COSTS AND EXPENSES INCURRED BY THE TRUSTEE OR THE BONDHOLDER OR THEIR RESPECTIVE REPRESENTATIVES IN CONNECTION WITH ANY SUCH VISITS, INSPECTIONS, EXAMINATIONS AND DISCUSSIONS THAT TAKE PLACE DURING THE EXISTENCE OF A DEFAULT OR AN EVENT OF DEFAULT, SHALL BE BORNE BY THE CORPORATION AND NOT BY THE TRUSTEE OR THE BONDHOLDER OR THEIR RESPECTIVE REPRESENTATIVES.

               SECTION 10. DEFINITIONS. FOR PURPOSES OF THIS ARTICLE XVI, NOTWITHSTANDING ANY OTHER PROVISION IN THE ORIGINAL INDENTURE, AS HERETOFORE AMENDED, MODIFIED AND SUPPLEMENTED, THE FOLLOWING TERMS SHALL HAVE THE MEANINGS SET FORTH BELOW:

               "AFFILIATE" SHALL MEAN (i) ANY PERSON DIRECTLY OR INDIRECTLY CONTROLLING, CONTROLLED BY OR UNDER DIRECT OR INDIRECT COMMON CONTROL WITH, THE CORPORATION OR (ii) ANY OTHER PERSON THAT OWNS, DIRECTLY OR INDIRECTLY, FIVE PERCENT OR MORE OF ANY CLASS OR SERIES OF SUCH PERSON'S, OR THE PARENT OF SUCH PERSON'S, CAPITAL STOCK OR ANY OFFICER, DIRECTOR OR AFFILIATE OF ANY SUCH PERSON OR, WITH RESPECT TO ANY OTHER NATURAL PERSON, ANY PERSON HAVING A RELATIONSHIP WITH SUCH OTHER PERSON BY BLOOD, MARRIAGE OR ADOPTION NOT MORE REMOTE THAN FIRST COUSIN. A PERSON SHALL BE DEEMED TO CONTROL A CORPORATION IF SUCH PERSON POSSESSES, DIRECTLY OR INDIRECTLY, THE POWER TO DIRECT OR CAUSE THE DIRECTION OF THE MANAGEMENT AND POLICIES OF SUCH CORPORATION, WHETHER THROUGH THE OWNERSHIP OF VOTING SECURITIES, BY CONTRACT OR OTHERWISE.

               "BONDHOLDER" SHALL MEAN ANY OF THE HOLDER(S) OF THE SERIES K BONDS, FROM TIME-TO-TIME.

               "INDEBTEDNESS" SHALL MEAN, WITH RESPECT TO ANY PERSON, LIABILITY OF THAT PERSON FOR MONEY BORROWED DIRECTLY BY THAT PERSON, DETERMINED WITHOUT GIVING EFFECT TO ANY PRINCIPLES OF CONSOLIDATION, AND ALL INDEBTEDNESS OF OTHERS WITH RESPECT TO WHICH THAT PERSON HAS BECOME LIABLE BY WAY OF A GUARANTEE.

               "PARENT" SHALL MEAN DOMINGUEZ SERVICES CORPORATION, A CALIFORNIA CORPORATION, AND THE PARENT CORPORATION OF THE CORPORATION.

               "PERSON" SHALL MEAN AND INCLUDE AN INDIVIDUAL, A PARTNERSHIP, A JOINT VENTURE, CORPORATION, A TRUST, AN UNINCORPORATED ORGANIZATION AND A GOVERNMENT OR ANY DEPARTMENT OR AGENCY THEREOF.

               "PREMISES" SHALL MEAN ALL REAL PROPERTY OWNED, LEASED OR OTHERWISE UTILIZED BY THE CORPORATION IN THE CONDUCT OF ITS BUSINESS OR OTHERWISE.

               "SHAREHOLDERS' EQUITY" SHALL MEAN, WITH RESPECT TO ANY PERSON, ON ANY DATE AS OF WHICH THE AMOUNT THEREOF IS TO BE DETERMINED, THE EXCESS OF (i) THE TOTAL ASSETS OF SUCH PERSON, AT SUCH DATE, OVER (ii) THE TOTAL LIABILITIES OF SUCH PERSON, AT SUCH DATE, IN EACH CASE AS WOULD BE REFLECTED ON A BALANCE SHEET PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

               "SUBSIDIARY" SHALL MEAN ANY CORPORATION OR ENTITY UNDER THE LAWS OF ANY JURISDICTION, THAT AT LEAST A MAJORITY OF THE TOTAL COMBINED VOTING POWER OF ALL CLASSES OF VOTING STOCK OF WHICH SHALL, AT THE TIME AS OF WHICH ANY DETERMINATION IS BEING MADE, BE OWNED BY THE CORPORATION EITHER DIRECTLY OR THROUGH OTHER SUBSIDIARIES.

                                      ARTICLE IV
                       PARTICULAR COVENANTS OF THE CORPORATION
                                  AND MISCELLANEOUS

               SECTION 1. The Corporation covenants and agrees that it will cause this Twelfth Supplemental Trust Indenture to be duly and properly filed for record and recorded in the Office of the County Recorder of Los Angeles County and of each county in which it has or shall acquire real property, with all convenient speed, so that due and legal notice of its terms will be given, and that it will be properly and legally filed and recorded and indexed, and that an appropriate financing statement, fixture filing and other statements will be filed in such public offices as may be necessary to establish of record the lien of the Indenture upon the properties described herein against all persons whomsoever.

               SECTION 2. This Twelfth Supplemental Trust Indenture shall be construed in connection with and as part of the Original Indenture, as heretofore modified, amended and supplemented, and whenever in said Original Indenture as heretofore modified, amended and supplemented, the words "THIS INDENTURE" are used, they shall be construed to mean and include this Twelfth Supplemental Trust Indenture in addition to all other supplemental indentures.

               IN WITNESS WHEREOF, the parties hereto have caused their names to be signed by their Presidents or Vice Presidents, respectively, as of the day and year first above written.

                                   DOMINGUEZ WATER CORPORATION,
                                   a California corporation


                                   -------------------------------
                                   Brian J. Brady, President



                                   CHASE MANHATTAN BANK AND TRUST COMPANY,
                                   NATIONAL ASSOCIATION


                                   By:
                                      -------------------------------
                                   Title:
                                         ---------------------------

STATE OF CALIFORNIA )
                         )    SS.
COUNTY OF LOS ANGELES    )





               On _______________________, 1997, before me,___________________,
Notary Public, personally appeared Brian J. Brady, proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

               WITNESS my hand and official seal.


                                   --------------------------------
                                   Signature of Notary

STATE OF CALIFORNIA )
                       )    SS.
COUNTY OF SAN FRANCISCO)



               On ____________________, 1997, before me, ___________________,
Notary Public, personally appeared _____________ and _______________, proved to me on the basis of satisfactory evidence to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

                WITNESS my hand and official seal.

                                   ------------------------------
                                   Signature of Notary